Exhibit 99.1

August 2018 From New Insights to New Medicines

Disclaimers

Various statements in this presentation concerning Scholar Rock's future expectations, plans and prospects, including without limitation, Scholar Rock's expectations regarding its strategy, its product candidate selection and development timing, including timing for the initiation of and reporting results from its clinical trials for its product candidates, its product candidate selection and development timing, its disease indication selection timing, its management team capabilities, and the ability of SRK-015 to affect the treatment of patients suffering from SMA either as a monotherapy or in conjunction with the current standard of care, constitute forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. The use of words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "project," "intend," "future," "potential," or "continue," and other similar expressions are intended to identify such forward looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, Scholar Rock's ability to provide the financial support and resources necessary to identify and develop product candidates on the expected timeline, competition from others developing products for similar uses, Scholar Rock's ability to obtain, maintain and protect its intellectual property, Scholar Rock's dependence on third parties for development and manufacture of product candidates including to supply any clinical trials, and Scholar Rock's ability to manage expenses and to obtain additional funding when needed to support its business activities and establish and maintain strategic business alliances and new business initiatives as well as those risks more fully discussed in the section entitled "Risk Factors" in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, which is on file with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in Scholar Rock's subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Scholar Rock's views only as of today and should not be relied upon as representing its views as of any subsequent date. Scholar Rock explicitly disclaims any obligation to update any forward-looking statements unless required by law.

SCHOLAR ROCK

2

Scholar Rock's Mission

Leverage our newly elucidated understanding of growth factor activation to develop highly selective therapies for underserved patients

SCHOLAR ROCK

Compelling Strategy

- Utilize our proprietary platform to unlock the therapeutic potential of targeting growth factor signaling in the disease microenvironment
- Focus on biologically validated growth factors
- Selectively seek strategic collaborations to maximize value of platform and pipeline
- Deliver novel therapies to underserved patients suffering from serious diseases

Robust Pipeline

- Advance pipeline focused on neuromuscular disorders, cancer, fibrosis and anemia
- Initiated Phase 1 clinical trial for lead product candidate, SRK-015, in May 2018
- Plan to initiate Phase 2 proof-of-concept trial for SRK-015 in patients with later-onset spinal muscular atrophy in 1Q19
- Identify next indication for SRK-015 in 1H19
- Nominate TGFβ1 product candidate and lead indication by the end of 1H19
    - Targeting indication in oncology, immuno-oncology or fibrosis
- Explore additional indications for existing and emerging product candidates

Experienced Management, Board and Founders

- Expertise in drug discovery, development, and commercialization
- Highly respected scientific founders – Dr. Timothy Springer and Dr. Leonard Zon

3

4 Highly Experienced Leadership Team ALAN BUCKLER, PHD Chief Scientific Officer NAGESH MAHANTHAPPA, PHD CEO & President ELAN EZICKSON COO & Head, Corporate Development YUNG CHYUNG, MD Chief Medical Officer RHONDA CHICKO, CPA Chief Financial Officer

5 Well - established Modality (Monoclonal Antibodies) Localization of Effect High Selectivity Nature’s Way of Regulating Growth Factor Activity Target Signaling Proteins at the Cellular Level (Based on Scholar Rock’s Structural Biology Insights) Traditional Challenges: • Focused on inhibiting the growth factor after activation and systemic release • Have been limited by: • Structural similarities • Overlapping sets of related receptors • Diverse and overlapping physiological roles Scholar Rock’s Solution to Traditional Challenges

Nature's Activation Machinery

Mature TGFβ1



Active form of the growth factor

TGFβ1 Precursor Complex



TGFβ1 propeptide which forms a "cage"
Cage renders the growth factor inactive or "latent"

TGFβ Superfamily: More than 30 Related Growth Factors that Mediate Diverse Biological Processes

SCHOLAR ROCK

Shi, M., et al. Nature 474, 7351, 343-9 (2011)

6

7 Proprietary Platform to Target Growth Factor Activation Design and Purification of Challenging Proteins (e.g. latent growth factor complexes) Proprietary Assays that Recapitulate Nature’s Activation In Vitro Sophisticated Selection Strategies Utilizing Recombinant Antibody Libraries SCHOLAR ROCK DISCOVERY PLATFORM Broad IP Portfolio Covering Compositions and Methods Exemplified by • US Patent 9,758,576 • Issued in September 2017 (expiry in 2034) • Covers monoclonal antibodies that inhibit the activation of the myostatin precursor

Robust Pipeline Portfolio

PROGRAM		STAGE OF DEVELOPMENT					STATUS	
Target	Indication	Late-Stage Discovery	Preclinical	Phase 1	Phase 2	Phase 3	Worldwide Rights	Next Anticipated Milestone
SRK-015 Program								
Latent Myostatin	Spinal Muscular Atrophy						Scholar Rock	Phase 1 Trial Ongoing
Latent Myostatin	Additional Myostatin-Related Disorders						Scholar Rock	1H:2019 – Identify Next Indication
TGFβ1 Program								
Context-Independent								
Latent TGFβ1	Oncology/Immuno-oncology; Fibrosis						Scholar Rock	1H:2019 – Nominate Product Candidate
Context-Dependent								
Latent TGFβ1 / GARP	Oncology/Immuno-oncology						*Janssen Biotech, Inc.*	
Latent TGFβ1 / GARP & LRRC33	Oncology/Immuno-oncology						Scholar Rock	
Latent TGFβ1 / LRRC33	Oncology/Immuno-oncology						Scholar Rock	
Latent TGFβ1 / LTBP1 & LTBP3	Fibrosis						Scholar Rock	
BMP6 Program								
BMP6 Signaling Pathway	Anemia						Scholar Rock	

SCHOLAR ROCK
8

SRK - 015: Inhibitor of Myostatin Activation Potential First Muscle - Directed Therapy for SMA

10 Spinal Muscular Atrophy (SMA): Severe and Debilitating Disorder Overview Symptoms Treatment Options Rare neuromuscular disorder -------------- A child with SMA is born roughly every day in the U.S. ------------- Caused by mutation or deletion in SMN1 gene leading to loss of motor neurons Debilitating muscle atrophy and loss of motor function --------------- Difficulty sitting, walking, raising arm, breathing, swallowing etc ; shortened life expectancy ---------------- Symptoms range from very severe to milder depending on SMA type First SMA therapy: nusinersen (SMN upregulator , FDA approved 2016) --------------- Spinal stabilization surgery, tracheostomy/ventilator, feeding tube placement --------------- Significant unmet need in muscle function

11 Adapted from images that were courtesy of the SMA Foundation SMN Upregulators Do Not Directly Address Muscle Atrophy Mean improvement in HFMSE score experienced by patients with later - onset SMA in the Phase 3 CHERISH clinical trial of nusinersen . 0 20 40 60 80 HFMSE Score at Month 15 Mean Baseline Score Mean Improvement with nusinersen Unmet Need for Functional Improvement with Muscle Directed Therapy Total Possible HFMSE Score of 66 Muscle Function in SMA (Human) Hammersmith Functional Motor Scale Expanded (HFMSE) Significant Unmet Need Remains Despite Current Therapeutic Strategies Prevents Further Degeneration Increases SMN Protein Expression Improve expression Replacemissinggene SMN1 SMN1 SMN2 Degenerating motor neuron NMJ denervation Skeletal muscle atrophy Does Not Directly Address Muscle Atrophy X 1. 2. Replace missing gene

12 SRK - 015: Muscle - Directed Approach to Treating SMA • Myostatin is a genetically - validated, negative regulator of muscle mass expressed in skeletal muscle tissue • There has been high interest from pharma as a potential drug target • Clinical trial results with traditional systemic inhibitors of mature myostatin (or its receptor) have been mixed Vertebrates lacking the myostatin gene are healthy and display increased muscle mass and strength Differentiated approach with SRK - 015: Inhibition of myostatin activation to potentially improve muscle function

13 Optimal Setting for Myostatin Inhibition Key Characteristics of Spinal Muscular Atrophy (SMA) Younger population Genetic disorder with onset in childhood Muscle disease with at least partially intact innervation Incomplete loss of motor neurons Need for increase in fast - twitch muscle fibers Substantial deficit in fast - twitch fibers Clinical trial endpoint driven by fast - twitch fiber function Fast - twitch fiber function; prominent role in SMA outcome measures SRK - 015: Aligning Therapeutic Approach with Myostatin Biology

14 Traditional Approaches Can Raise Significant Safety Concerns Activin A GDF11 Myostatin BMP9 • Most inhibitors of active myostatin also inhibit GDF11 and may inhibit other growth factors as well • Antibodies to ActRIIb and ligand trap approaches inhibit signaling of multiple ligands Developmental: • Loss of GDF11 signaling in embryonic mice resulted in: • Kidney agenesis • Skeletal transformations Normal mouse GDF11 Deletion Clinical: • Non - specific ligand trap approach resulted in nosebleeds, gum bleeds, and small dilated blood vessels within the skin attributed to inhibition of BMP9 signaling • Blockade of ActRIIB suppressed FSH levels in postmenopausal and premenopausal women attributed to inhibition of activin signaling Traditional Approaches Lack Selectivity Potential Consequences

SRK-015: High Selectivity by Targeting Precursor Form of Myostatin

Scholar Rock Approach


SRK-015
proMyostatin
proGDF-11
proActivin
Myostatin
GDF-11
Activin A

Exquisite Selectivity for Myostatin

	SRK-015 binding
ProMyostatin	++
Latent Myostatin	++
Myostatin	-
ProGDF11	-
GDF11	-
ProActivin A	-
Activin A	-
BMP9	-
BMP10	-
TGFβ1	-

Specific Inhibition of Myostatin Activation


SRK-015 Inhibition
Latent myostatin
Latent GDF11
% Inhibition
150
100
50
0
-50
-9
-8
-7
-6
-5
-4
Log [Antibody] M

SCHOLAR ROCK
15

16 Fast - Twitch Muscle Fibers May Be Preferentially Benefited by SRK - 015 Vehicle SRK - 015 (3 mg/kg) Biceps Gastrocnemius +18% +22% Healthy Non - Human Primate ( Cyno ) Pronounced Effect on Fast - Twitch Muscle Vehicle SRK - 015 (3 mg/kg) Vehicle SRK - 015 (3 mg/kg) Slow - twitch muscle fibers Fast - twitch muscle fibers • Muscle is comprised of both slow - twitch and fast - twitch fibers • Fast - twitch fibers significantly atrophy in patients with SMA Muscle cross section

17 SRK - 015 Demonstrates Potential Benefits Across SMA Severities Genetic Model of SMA (“∆7 Mouse”) Demonstrate Improved In Vivo Muscle Force Generation Strength of Plantarflexor Muscle Group SMN upregulator + SRK - 015 SMN upregulator only

18 SRK - 015 Phase 1 Trial Design • Double - blind, placebo - controlled • 3:1 randomization • Single - and multiple - ascending dose Design • Adult healthy volunteers (ages 18 - 55) • Anticipate enrolling ~60 subjects total Subjects • Safety and tolerability of SRK - 015 IV • PK/PD • Immunogenicity Key Objectives • Enrollment and dosing ongoing Status Initiate Phase 2 POC study in later - onset SMA in 1Q19

19 SRK - 015 Opportunity in Spinal Muscular Atrophy Overall Prevalence of 30,000 - 35,000 in U.S. and Europe Potential to use SRK - 015 in conjunction with current standard of care Potential to use SRK - 015 as monotherapy RELATIVE PREVALENCE AMONG PATIENTS LIVING WITH SMA Type I 14% Type II 51% Type III 35% Lally et al, Orphanet Journal of Rare Diseases, 2017 Type I: • Infant - onset; often fatal Type II and non - ambulatory type III: • Later - onset but still early childhood • Severe deficits in motor function Ambulatory type III: • Limited mobility and substantial morbidity Type IV: • Population n ot well - characterized

20 Examples of Potential Opportunities for SRK - 015 in Additional Muscle - Wasting Disorders Muscle Atrophy due to Partial Denervation Amyotrophic Lateral Sclerosis Duchenne Muscular Dystrophy Incomplete Spinal Cord Injury Identify Next Indication for SRK - 015 in 1H19 Potential for SRK - 015 to Improve Muscle Function Glucocorticoid - Induced Muscle - Wasting

21 Recent Achievements and Upcoming Milestones x Orphan Drug Designation granted by FDA x Completed IND - enabling toxicology studies x IND in SMA submitted to FDA in March and cleared in April 2018 x Initiated Phase 1 clinical trial in healthy volunteers in May 2018 x Advanced to multiple - ascending dose portion of trial □ Initiate Phase 2 proof - of - concept study in patients with later - onset SMA in 1Q19 □ Top - line results from Phase 2 proof - of - concept study expected in 2H19 □ Identify next indication for SRK - 015 in 1H19

TGFβ1: Significant Opportunities in Oncology/Immuno - oncology and Fibrosis

23 TGF β1 Plays Central Role in Multiple Diseases with Unmet Need Organ Fibrosis Myelofibrosis Skin Fibrosis Immuno - Oncology Tumor - Directed Therapy Oncology Fibrosis

24 Latent TGF β 1 Multiple concentrations Latent TGF β 2 Latent TGF β 3 Scholar Rock TGF β 1 Activation Inhibitor Demonstrates Selectivity and In Vitro Inhibitory Activity SR - AB1 Binds to Latent TGFβ1 with High Affinity SR - AB1 Shows Dose - Dependent Inhibition of TGFβ1 Activity SR - AB1 Control

25 Heart Example, microscopic findings Test article PBS (control) SR - AB1 pan - TGF β AB* Legend: Dose (mg/kg) 3 30 100 100 Animals/group 1 2 3 4 5 1 2 3 4 5 1 2 3 4 5 1 2 3 4 5 1 2 3 4 5 Unremarkable: Minimal: Myocardium degeneration/necrosis x Slight: Hemorrhage, atrium x Moderate: Hemorrhage, myocardium x Mortality X Hemorrhage, valve x Hyperplasia, valve endothelium x Mixed cell infiltrate, valve x Mineralization x Necrosis with hemorrhage, coronary artery x Necrosis/inflammatory cell infiltrate, cardiomyocyte x Valvulopathy x *Rats given 1 dose of pan - TGF β AB taken down after a week No drug related toxicities identified with Scholar Rock selective inhibitor up to 100 mg/kg QW (highest dose tested) Scholar Rock Selective Inhibitor Avoids Cardiac Valve Toxicity Induced by Pan - TGF β Inhibitors in Four - Week Safety Study SR - TGF ᅈ - AB1.2

Inhibition of TGFβ1: Multipronged Approach for Immuno-Oncology

TGFβ1 is a key driver of immune system evasion by cancer cells


TGFβ1
Regulatory T cell
Tumor Associated Macrophage
Cancer Associated Fibroblasts (Stromal cells)

Nature (on-line), Feb. 14, 2018

doi:10.1038/nature25501

TGFβ attenuates tumour response to PD-L1 blockade by contributing to exclusion of T cells

Sanjeev Mariathasan[1*], Shannon J. Turley[1*], Dorothee Nickles[1*], Alessandra Castiglioni[1], Kobe Yuen[1], Yulei Wang[1], Edward E. Kadel III[1], Hartmut Koeppen[1], Jillian L. Astarita[1], Rafael Cubas[1], Suchit Jhunjhunwala[1], Romain Banchereau[1], Yagai Yang[1], Yinghui Guan[1], Cecile Chalouni[1], James Ziai[1], Yasin Şenbabaoğlu[1], Stephen Santoro[1], Daniel Sheinson[1], Jeffrey Hung[1], Jennifer M. Giltnane[1], Andrew A. Pierce[1], Kathryn Mesh[1], Steve Lianoglou[1], Johannes Riegler[1], Richard A. D. Carano[1], Pontus Eriksson[2], Mattias Höglund[2], Loan Somarriba[3], Daniel L. Halligan[3], Michiel S. van der Heijden[4], Yohann Loriot[5], Jonathan E. Rosenberg[6], Lawrence Fong[7], Ira Mellman[1], Daniel S. Chen[1], Marjorie Green[1], Christina Derleth[1], Gregg D. Fine[1], Priti S. Hegde[1], Richard Bourgon[1] & Thomas Powles[8]

- Pathway analysis points to TGFβ1 as major determinant of resistance to anti-PD-L1 (atezolizumab)
- TGFβ1 creates 'immune excluded' tumor microenvironment
- Anti-TGFβ antibody enhances anti-PDL1 treatment response in syngeneic EMT-6 tumor model

Scholar Rock

26

27 TGF β 1 is the Predominant Isoform in Most Human Tumors TGFB1 TGFB2 TGFB3 bladder urothelial carcinoma head & neck squamous cell carcinoma kidney clear cell carcinoma kidney papillary cell carcinoma liver hepatocellular carcinoma lung adenocarcinoma skin cutaneous melanoma stomach adenocarcinoma acute myeloid leukemia adrenocortical cancer brain lower grade glioma breast invasive carcinoma cervical & endocervical cancer cholangiocarcinoma colon adenocarcinoma diffuse large B-cell lymphoma esophageal carcinoma glioblastoma multiforme kidney chromophobe lung squamous cell carcinoma mesothelioma ovarian serous cystadenocarcinoma pancreatic adenocarcinoma pheochromocytoma & paraganglioma prostate adenocarcinoma rectum adenocarcinoma sarcoma testicular germ cell tumor thymoma thyroid carcinoma uterine carcinosarcoma uterine corpus endometrioid carcinoma uveal melanoma scale (% of patient samples (+) for TGFb isoform) 0 20 40 60 80 100 • TGFβ1 prevalent in human cancers for which checkpoint therapies are approved • Expression data for most tumor types suggest that TGF β signaling mainly driven by TGF β 1 The Cancer Genome Atlas RNAseq analysis: >10,000 samples spanning 33 tumor types

28 SR - AB1.2 suppresses mouse Treg Activity In Vivo T cell Transfer Colitis Model Immuno - Oncology: Inhibition of Latent TGF β 1 Activation Suppresses Treg Activity SR - AB1.2 suppresses Human Treg Activity Ex Vivo Human Treg Suppression Assay

29 TGF β is a Central Driver of Fibrotic Disease Acute Kidney Fibrosis Model (mouse UUO): Gene Expression ‡ 1D11 is an inhibitor of all three isoforms of mature TGF β PAI - 1 (Plasminogen Activator Inhibitor 1) CTGF (Connective Tissue Growth Factor) TGF β1 (Transforming Growth Factor beta 1)

30 Picrosirius red stain Blue segmentation mask Degree of Fibrosis Á ͳܦͳͳ ݅ݏ ܽ݊ ݄ܾ݅݊݅݅ݐ݋ݎ ݋݂ ݈݈ܽ ݐ݄ݎ݁݁ ݅ݏ݋݂݋ݎ݉ݏ ݋݂ ݉ܽݐݑݎ݁ ܶܩܨߚ Inhibition of Latent TGF β 1 Activation Prevents Fibrosis Acute Kidney Fibrosis Model (mouse UUO): Histomorphometry

Targeting Latent TGFβs Creates Multiple "Handles" For Selectivity

Context-Dependent Inhibition of TGFβ1




Integrin expressing cell
Latent TGF-β
LRRC33
Macrophage

LRRC33 presents TGFβ on macrophages


Integrin expressing cell
Latent TGF-β
GARP
T_{reg}

GARP presents TGFβ on T_{regs}


Epithelial Cell
Latent TGF-β
Latent TGF-β binding protein (LTBP)
Extracellular matrix
Fibrillin

LTBP1 & 3 present TGFβ in connective tissue

SCHOLAR ROCK

31

32 Recent Achievements and Upcoming Milestones x Observed inhibition of TGF β 1 activation in vitro and immunomodulatory and anti - fibrotic activity in multiple in vivo disease models x Completed 28 - day pilot toxicology study of our leading antibody x Have not observed any drug - related toxicity □ Actively evaluating our selective inhibitors of the activation of TGF β 1 in multiple disease models □ Nominate product candidate and lead indication by the end of 1H19 □ Continue to advance active discovery programs for context - dependent inhibition of TGF β 1

33 □ Initiate Phase 2 proof - of - concept study of SRK - 015 in patients with later - onset SMA in 1Q19 □ Identify next indication for SRK - 015 in 1H19 □ Nominate product candidate and lead indication in TGFβ1 program by the end of 1H19 □ Top - line results from Phase 2 proof - of - concept study of SRK - 015 in patients with later - onset SMA in 2H19 x Initiated Phase 1 clinical trial of SRK - 015 in May 2018 x Advanced to multiple - ascending dose portion of trial x IND for SRK - 015 in SMA was submitted to FDA in March and cleared in April 2018 x FDA granted Orphan Drug Designation for SRK - 015 for the treatment of SMA x Issuance of U.S. Patent 9,758,576 covering myostatin activation inhibitors; exclusivity May 2034 x Raised $86M in gross proceeds from IPO in May 2018 Recent Achievements Upcoming Milestones

34 Building for Success Robust Pipeline Compelling Strategy Clear Mission Experienced Management and Board Continued Execution